INCOME TAXES	12 Months Ended
Dec. 31, 2014
INCOME TAXES [Abstract]
INCOME TAXES

13. INCOME TAXES

Cayman Islands Tax

The Company is incorporated in the Cayman Islands and is not subject to tax in this jurisdiction.

PRC Tax

The Company's subsidiaries are registered in the PRC as foreign invested enterprises. Under the Laws of the People's Republic of China on Enterprise Income Tax (the “EIT Law”) which are effective January 1, 2008, the statutory enterprise income tax rate is 25%.

Chongqing Daqo is a foreign invested enterprise located in Chongqing. In accordance with a PRC tax regulation which encourages investment in China's southwest region, Chongqing Daqo is entitled to a preferential tax rate of 15% from its establishment through 2012. On November 19, 2012, Chongqing Daqo obtained a High and New Technology Enterprise (“HTNE”) certificate for a valid period of 3 years till 2014. During the years ended December 31, 2013 and 2014, Chongqing Daqo was entitled to a preferential tax rate of 15% because of its HTNE status.

Daqo New Material, which was deconsolidated on December 31, 2013, is a domestic enterprise registered in Chongqing and is subject to an income tax rate of 25% for each of the two years ended December 31, 2013.

Nanjing Daqo is a foreign-invested enterprise established on December 20, 2007 located in Nanjing. The Group started to carry out its operation from July, 2011, and was disposed on September 28, 2012. It is subject to an income tax rate of 25% for the year ended December 31, 2012.

Xinjiang Daqo is a foreign-invested enterprise established on February, 2012 located in Shihezi Economic Development Area in Xinjiang Autonomous Region. The entity was subject to an income tax rate of 25% for the years ended December 31, 2012 and 2013. On November 25, 2014, Xin Jiang Daqo was entitled to a preferential tax rate of 15%, because of the obtainment of a High and New Technology Enterprise ("HTNE") certificate for a valid period of 3 years till 2016.

United States

Daqo America was liquidated in 2013 and it was subject to United States income tax at a combined federal and state tax rate of 40% in 2012 and 2013.

Under the current EIT Law and implementation regulations issued by the PRC State Council, an income tax rate of 10% is applicable to interest and dividends payable to investors that are “non-resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. The Company's PRC subsidiaries did not have retained earnings as of December 31, 2014, therefore, no provision for PRC dividend withholding tax has been provided thereon.

The Group made its assessment of the level of authority for each tax position (including the potential application of interests and penalties) based on the tax positions' technical merits, and measured the unrecognized benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2013 and 2014. The Group does not anticipate that unrecognized tax benefits will significantly increase or decrease within the next twelve months.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2013, the Group's PRC subsidiaries are subject to examination of the PRC tax authorities. The Group classifies interest and penalties associated with taxes as income tax expense. Such charges were immaterial in the years ended December 31, 2012, 2013 and 2014.

Income tax expenses comprise:

	Year ended December 31,
	2012	2013	2014
Current Tax Expenses (Benefit)	$(1,894,736)	$(162,621)	$—
Deferred Tax Expenses (Benefit)	12,148,323	1,434,386	—
Total	$10,253,587	$1,271,765	$—

The principal components of deferred income tax assets and liabilities are as follows:

	December 31,
	2013	2014
Net operating loss carried forward	$29,784,578	$27,349,606
Inventory write-down	1,531,750	26,141
Bad debt provision	1,518,953	478,367
Government grants related to assets	423,938	498,582
Long-lived asset impairment & depreciation	23,083,996	21,009,037
Others	290,652	748,018
Sub-total	56,633,867	50,109,751
Valuation Allowance	(56,633,867)	(50,109,751)
Total	$-	$—
Deferred tax assets are analyzed as:
Current	$—	$—
Non-current	—	—

The changes of valuation allowance are as follows:

	Year ended December 31,
	2012	2013	2014
Beginning balance	$—	$37,682,733	$56,633,867
Additions (Reversal)	37,238,701	56,697,096	(5,168,917)
Deconsolidation	—	(39,357,744)	—
Foreign exchange effect	444,032	1,611,782	(1,355,199)
Ending Balance	$37,682,733	$56,633,867	$50,109,751

The Group uses the asset and liability method to record related deferred tax assets and liabilities. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of operating losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group's experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more likely than not threshold. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

As of December 31, 2014, Chongqing Daqo and Xinjiang Daqo had net operating losses carried forward of $109.4 million, and nil respectively, accordingly all the related deferred tax assets of $27.4 million was contributed by Chongqing Daqo. Almost all the deductible difference of long-lived asset impairment & depreciation was from Chongqing Daqo as well as of December 31, 2014. Based on the related operating performance and the level of projections for future taxable income over the periods in which the deferred tax assets are deductible, the Group believes it is not more likely than not that the Group will realize the benefits of these deductible differences, therefore full valuation allowance was applied as of December 31, 2014.

The Group uses the asset and liability method to record related deferred tax assets and liabilities. In assessing the reliability of deferred tax assets, the Group considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based on the continuous operating losses suffered and the level of projections for future taxable income over the periods in which the deferred tax assets are deductible, the Group believes it is not more likely than not that the Group will realize the benefits of these deductible differences of Chongqing Daqo and Xinjiang Daqo as at December 31, 2014. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry-forward period are reduced. Xinjiang Daqo and Chongqing Daqo had net operating losses carried forward of approximately $109,398,425 and $nil, respectively, which would expire if not used before December 31, 2018.

The effective income tax rate of the Group is different from the expected PRC statutory rate as a result of the following items:

	Year ended December 31,
	2012	2013	2014
PRC Enterprise Income Tax	25%	25%	25%
Preferential income tax rate of a subsidiary	(9)%	(2)%	(9)%
Effect of different reversal rate	8%	3%	1%
Additional tax deductions	—%	(1)%	(8)%
Non-deductible expenses	—%	—%	—%
Different tax rate in other jurisdictions	(1)%	—%	6%

Changes in valuation allowance	(35)%	(26)%	—%
Tax credits	—%	—%	(15)%
Prior year adjustment	2%	—%	—%
Effective tax rate	(10)%	(1)%	—%

Xinjiang Daqo and Chongqing Daqo enjoy the preferential tax rate of 15%, which may be extended if the requirements of High and New Technology Enterprise are satisfied. The impact of the preferential tax rates decreased income taxes by $nil, $nil and $ 3.0 million for the years of 2012, 2013 and 2014, respectively. The benefit on net income per share was $nil, $ nil and $0.01 for the years of 2012, 2013 and 2014, respectively.